EXHIBIT 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Nami Corp. (the “Company”) on Form 10-Q/A for the period ended herein as filed with the Securities and Exchange Commission (the “Report”), I, Calvin Chin, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fully presents, in all material respects, the financial condition and results of operations or the Company.

Date: August 29, 2024	By:	/s/ Calvin Chin
Calvin Chin
Chief Executive Officer